SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A


                                 Current Report

                                Amendment No. 1


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report:  January 27, 2000
                        (Date of earliest event reported)


                               BONE CARE INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


         WISCONSIN                   0-27854             39-1527471
(State or other jurisdiction of    (Commission             (IRS Employer
 Incorporation or organization)    File Number)       Identification Number)



                                One Science Court
                             Madison, Wisconsin 53711
                    (Address of principal executive offices)
                                   (ZIP Code)

                                  608-236-2500
              (Registrant's telephone number, including area code)



Item 4.        Change in Registrant's Certifying Accountant.
               ----------------------------------------------

         The purpose of this report on Form 8-K/A is to amend Bone Care International, Inc.'s Form 8-K filed on February 2, 2000 in order to file with the Securities and Exchange Commission a letter from KPMG LLP written in response to the statements Bone Care made in Item 4 of the original Form 8-K.

Item 7.     Financial Statements, Pro Forma Financial
            Information and Exhibits.

              Exhibits

      Exhibit Number           Description
      --------------           -----------
            16                 Letter from KPMG LLP dated February 7, 2000




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BONE CARE INTERNATIONAL, INC.
                                               -----------------
                                               (Registrant)
Date:   February 10, 2000
                                               /s/ Richard B. Mazess
                                               -----------------
                                               Richard B. Mazess
                                               Chairman and Director


                             Exhibit Index

Exhibit
Number               Description
-------              -----------
 16                  Letter from KPMG LLP dated February 7, 2000